Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              6.8468%



        Excess Protection Level
          3 Month Average   5.35%
          June, 2000   4.92%
          May, 2000   5.65%
          April, 2000   5.48%


        Cash Yield                                  18.75%


        Investor Charge Offs                         4.56%


        Base Rate                                    9.27%


        Over 30 Day Delinquency                      4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $54,839,173,315.51


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $6,607,972,797.0